Exhibit 99.3

PRECISION OPTICS CORPORATION, INC.

Pro forma Financial Information

(Unaudited)

Reflecting the acquisition of certain assets and liabilities of Lighthouse Imaging, LLC

As of June 30, 2021 For the Fiscal Year Ended June 30, 2021 and the Three Months ended September 30, 2021

1

Pro Forma Balance Sheets

As of June 30, 2021

(Unaudited)

			Adjustments
	Precision Optics Corporation, Inc.	Lighthouse Imaging, LLC.	Equity	Excluded	Net Asset	Pro Forma P&L	Pro Forma
	6/30/2021	6/30/2021	Financing	Net Assets	Purchase	Adjustments	6/30/2021
			(Note 1)	(Note 2)	(Note 3)	(Note 4)

Current Assets:
Cash and equivalents	$861,650	$148,335	$4,100,000	$(375,856)	$(2,854,913)	$(264,742)	$1,614,474
Accounts receivable, net	1,878,755	961,641	–	(117,846)	–	–	2,722,550
Inventories, net	1,885,395	343,601	–	–	–	–	2,228,996
Prepaid expenses	150,635	57,805	–	–	–	–	208,440
Total current assets	4,776,435	1,511,382					6,774,460

Property and Equipment, net	594,252	65,987	–	–	28,806	8,689	697,734

Other Assets:
Due from Related Parties	–	61,780	–	(61,780)	–	–	–
Patents	141,702	19,269	–	–	25,925	–	186,896
Operating lease right-to-use asset	61,247	–	–	–	–	–	61,247
Deposit	–	14,464	–	(5,464)	–	–	9,000
Goodwill	687,664	162,988	–	(272,488)	7,778,586	109,500	8,466,250
	890,613	258,501					8,723,393

TOTAL ASSETS	$6,261,300	$1,835,870					$16,195,587

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of capital lease obligation	$38,347	$–	$–	$–	$–	$–	$38,347
Current portion of earn out liability	166,667	–	–	–	714,375	35,625	916,667
Accounts payable	1,205,149	167,863	–	–	–	–	1,373,012
Customer advances	450,084	800,059	–	–	–	–	1,250,143
Accrued Employee Compensation	589,616	55,148	–	–	–	–	644,764
Note payable to bank – short term	–	–	340,476	(320,480)	–	320,480	340,476
Operating Lease Liability	61,247	–	–	–	–	–	61,247
Total current liabilities	2,511,110	1,023,070					4,624,656

Related Party Line of Credit	–	1,968,229	–	(1,954,563)	–	(13,666)	–
Note payable to bank – long term	–	–	2,259,524	–	–	(357,763)	1,901,761
Capital lease obligation, net of current portion	152,397	–	–	–	–	–	152,397
Earn out liability, net of current portion	166,666	–	–	–	680,442	33,933	881,041

Stockholders' Equity
Common stock	132,825	–	15,000	–	25,000	–	172,825
Additional paid-in capital	50,464,280	2,574,397	1,485,000	–	1,025,604	–	55,549,281
Retained earnings	(47,165,978)	(3,729,826)	–	1,441,609	2,532,983	(165,162)	(47,086,374)
Total Stockholders' Equity	3,431,127	(1,155,429)					8,635,732

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,261,300	$1,835,870					$16,195,587

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Notes to Pro Forma Balance Sheets at June 30, 2021.

The following notes describe the pro forma adjustments made to the consolidated balance sheets of Precision Optics Corporation, Inc (“POC”) and Lighthouse Imaging, LLC. (“LHI”) as though POC acquired the LHI net assets on July 1, 2020. Prior to the acquisition of LHI by POC there were no intercompany transactions between the companies.

Note 1. Concurrent with the acquisition of LHI, POC sold 937,500 shares of common stock for $1.60 per share resulting in estimated net proceeds of $1,500,000. The net proceeds were used to partially fund the acquisition of the net operating assets of LHI. In addition, POC entered into a $2,600,000 term loan with Main Street bank.

Note 2. POC acquired certain operating assets and assumed certain operating liabilities as of the acquisition date. These adjustments reflect the removal of the assets and liabilities not acquired or assumed by POC.

Note 3. Assuming the acquisition occurred on July 1, 2020 pro forma acquisition date, POC paid $4,354.913 cash and 2,500,000 shares of POC common stock to purchase the net operating assets of LHI, including $2,854,913 at closing, and $1,500,000 subject to certain earn out criteria relating the operating performance of LHI during the first two fiscal years following the acquisition transaction. The $1,500,000 earn out payments were recorded at a present value of $714,375 for year one and $680,442 for year two. The assets acquired by POC have been recorded at their fair market value, including an increase of $28,806 from the net book value of certain fixed assets. Goodwill has also been recorded representing the excess of the consideration paid and liabilities assumed in excess of the fair market value of the assets acquired. POC believes the goodwill recorded reasonably estimates the value of the operating business of LHI including its tangible business assets and its intangible assets as a long-standing and successfully operating optics company.

Note 4. Pro forma P&L adjustments represent the effect of applying acquisition accounting to the purchase of LHI as though the transaction occurred on July 1, 2020. Included in these adjustments are the pro forma effect of adjustments to deprecation, elimination of goodwill, bank financing and related interest, amortization of the discount applied to the earn out liability and reversal of the gain recognized on the PPP liability that was treated as an excluded liability in the pro forma acquisition as of July, 2020.

3

Pro Forma Balance Sheets

As of September 30, 2021

(Unaudited)

			Adjustments
	Precision Optics Corporation, Inc.	Lighthouse Imaging, LLC.	Equity	Excluded	Net Asset	Pro Forma P&L	Pro Forma
	9/30/2021	9/30/2021	Financing	Net Assets	Purchase	Adjustments	9/30/2021
			(Note 1)	(Note 2)	(Note 3)	(Note 4)

Current Assets:
Cash and equivalents	$1,669,569	$323,391	$4,100,000	$(375,856)	$(2,854,913)	$(1,345,082)	$1,517,109
Accounts receivable, net	1,711,192	794,824	–	(117,846)	–	–	2,388,170
Inventories, net	2,120,890	456,008	–	–	–	–	2,576,898
Prepaid expenses	142,326	73,125	–	–	–	–	215,451
Total current assets	5,643,977	1,647,348					6,697,628

Property and Equipment, net	576,297	75,892	–	–	28,806	12,870	693,865

Other Assets:
Due from Related Parties	–	61,780	–	(61,780)	–	–	–
Patents	147,743	18,462	–		25,925	–	192,130
Operating lease right-to-use asset	46,244	–	–		–	–	46,244
Deposit	–	14,464	–	(5,464)	–	–	9,000
Goodwill	687,664	135,613	–	(272,488)	7,778,586	136,875	8,466,250
	881,651	230,319					8,713,624

TOTAL ASSETS	$7,101,925	$1,953,559					$16,105,117

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of capital lease obligation	$38,923	$–	$–	$–	$–	$–	$38,923
Current portion of earn out liability	166,667	–	–		714,375	35,625	916,667
Accounts payable	1,286,240	365,888	–	–	–	–	1,652,128
Customer advances	336,572	826,679	–	–	–	–	1,163,251
Accrued Employee Compensation	883,770	151,818	–	–	–	–	1,035,588
Note payable to bank – short term	–	–	340,476	(320,480)		320,480	340,476
Operating Lease Liability	46,244	–	–	–	–	–	46,244
Total current liabilities	2,758,416	1,344,385					5,193,277

Related Party Line of Credit	–	1,637,073	–	(1,954,563)	–	317,490	–
Note payable to bank – long term	–	–	2,259,524	–	–	(781,775)	1,477,749
Capital lease obligation, net of current portion	142,446	–	–	–		–	142,446
Earn out liability, net of current portion	166,666	–	–	–	680,442	42,839	889,947

Stockholders' Equity
Common stock	132,825	–	15,000	–	25,000	–	172,825
Additional paid-in capital	50,614,351	2,574,397	1,485,000	–	1,025,604	–	55,699,352
Common stock subscribed	1,030,000	–	–	–	–	(1,030,000)	–
Retained earnings	(47,742,779)	(3,602,296)	–	1,441,609	2,532,983	(99,995)	(47,470,479)
Total Stockholders' Equity	4,034,397	(1,027,899)					8,401,698

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,101,925	$1,953,559					$16,105,117

4

Notes to Pro Forma Balance Sheets at September 30, 2021.

The following notes describe the pro forma adjustments made to the consolidated balance sheets of Precision Optics Corporation, Inc (“POC”) and Lighthouse Imaging, LLC (“LHI”) as though POC acquired the LHI net assets on July 1, 2020. Prior to the acquisition of LHI by POC there were no intercompany transactions between the companies.

Note 1. Concurrent with the acquisition of LHI, POC sold 937,500 shares of common stock for $1.60 per share resulting in estimated net proceeds of $1,500,000. The net proceeds were used to partially fund the acquisition of the net operating assets of LHI. In addition, POC entered into a $2,600,000 term loan with Main Street bank.

Note 2. POC acquired certain operating assets and assumed certain operating liabilities as of the acquisition date. These adjustments reflect the removal of the assets and liabilities not acquired or assumed by POC.

Note 3. Assuming the acquisition occurred on July 1, 2020 pro forma acquisition date, POC paid $4,354.913 cash and 2,500,000 shares of POC common stock to purchase the net operating assets of LHI, including $2,854,913 at closing, and $1,500,000 subject to certain earn out criteria relating the operating performance of LHI during the first two fiscal years following the acquisition transaction. The $1,500,000 earn out payments were recorded at a present value of $714,375 for year one and $680,442 for year two. The assets acquired by POC have been recorded at their fair market value, including an increase of $28,806 from the net book value of certain fixed assets. Goodwill has also been recorded representing the excess of the consideration paid and liabilities assumed in excess of the fair market value of the assets acquired. POC believes the goodwill recorded reasonably estimates the value of the operating business of LHI including its tangible business assets and its intangible assets as a long-standing and successfully operating optics company.

Note 4. Pro forma P&L adjustments represent the effect of applying acquisition accounting to the purchase of LHI as though the transaction occurred on July 1, 2020. Included in these adjustments are the pro forma effect of adjustments to deprecation, elimination of goodwill, bank financing and related interest, amortization of the discount applied to the earn out liability and reversal of the gain recognized on the PPP liability that was treated as an excluded liability in the pro forma acquisition as of July 1, 2020.

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Pro Forma Statements of Operations

Year Ended June 30, 2021

(Unaudited)

			Adjustments
	Precision Optics Corporation, Inc.	Lighthouse Imaging, LLC.	Imputed & Bank	Depr & Amort	Management	SBA Grant & Tax	Pro Forma Year Ended
	6/30/2021	6/30/2021	Interest	Adjustment	Fee	Credit	6/30/2021
			(Note 1)	(Note 2)	(Note 3)	(Note 4)

Revenues	$10,674,907	$4,951,838	$–	$–	$–	$–	$15,626,745

Cost of goods sold	7,241,322	3,378,180	–	(10,117)	–	–	10,609,385

Gross Profit	3,433,585	1,573,658					5,017,360

Research and development expenses	624,253	–	–	–	–	–	624,253
Selling, general and administrative expense	3,714,915	1,489,127	–	(108,072)	(135,725)	–	4,960,245
	4,339,168	1,489,127					5,584,498

Net income (loss) from operations	(905,583)	84,531	–	–	–	–	(567,138)

Other (income) expense
Interest expense	5,302	42,397	98,596	–	–	–	146,295
Other	(808,962)	(320,480)	–	–	–	320,480	(808,962)

Net income (loss) before taxes	(101,923)	362,614	–	–	–	–	95,529

Income tax expense	912	–	–	–	–	–	912

Net income (loss)	$(102,835)	$362,614					$94,617

Notes to Pro Forma Statements of Operations for the year ended June 30, 2021

The following notes describe the pro forma adjustments made to the consolidated statements of operations of Precision Optics Corporation, Inc (“POC”) and Lighthouse Imaging, LLC (“LHI”) for the year ended June 30, 2021 as though POC acquired the LHI net assets as of July 1, 2020. Prior to the acquisition of LHI by POC there were no intercompany transactions between the companies.

Note 1. POC entered into a $2,600,000 term loan with Main Street Bank to partially fund the LHI net asset purchase. The interest that would have been incurred in the year ended June 30, 2021 would have been $106,470. The $1,500,000 earn out ($750,000 per year for years one and two) was recorded at present value. The imputed income related to this transaction for the year ended June 30, 2021 was $69,558 ($35,625 and $33,933 for year one and two respectively. These two expenses have been added to the pro forma statement of operations. Lighthouse incurred interest expense of $77,431 related to a related party note that was excluded from the asset purchase. This expense has been removed from the pro forma statement of operations.

Note 2. Although fixed assets were written up by $28,806 their fair market value the resulting depreciation assuming a five year useful life is lower than the actual depreciation recorded during this period therefore there is a reduction added to this pro forma statement of operations. POC did not assume the Goodwill LHI was holding at the time of the transaction, therefore $109,500 of amortization for the year ended June 30, 2021 was added back to the pro forma statement of operations.

Note 3. LHI was incurring a management fee related to certain administrative functions provided by Anania & Associates. POC does not plan to incur any additional costs to provide these management services therefore the amount therefore the expense was removed from the pro forma statement of operations.

Note 4. LHI received Other Income from the forgiveness of the SBA Payroll Protection Program note. POC did not assume this liability and therefore the income relating to the forgiveness has been removed from the pro forma statement of operations.

6

Pro Forma Statements of Operations

Three Months Ended September 30, 2021

(Unaudited)

			Adjustments
	Precision Optics Corporation, Inc.	Lighthouse Imaging, LLC.	Imputed & Bank	Depr & Amort	Management	SBA Grant & Tax	Pro Forma Year Ended
	9/30/2021	9/30/2021	Interest	Adjustment	Fee	Credit	9/30/2021
			(Note 1)	(Note 2)	(Note 3)	(Note 4)

Revenues	$2,336,344	$1,444,337	$–	$–	$–	$–	$3,780,681

Cost of goods sold	1,697,312	1,059,003	–	(3,071)	–	–	2,753,243

Gross Profit	639,036	385,334	–	–	–	–	1,027,438

Research and development expenses	105,186	–	–	–	–	–	105,186
Selling, general and administrative expense	1,105,798	371,989	–	(28,484)	(35,007)	–	1,414,296
	1,210,984	371,989					1,519,482

Net income (loss) from operations	(571,952)	13,345	–	–	–	–	(492,044)

Other (income) expense
Interest expense	4,849	16,417	18,954	–	–	–	40,220
Other	–	(130,604)	–	–	–	117,846	(12,758)

Net income (loss) before taxes	(576,801)	127,532	–	–	–	–	(519,506)

Income tax expense	–	–	–	–	–	–	–

Net income (loss)	$(576,801)	$127,532					$(519,506)

Notes to Pro Forma Statements of Operations for the three months ended September 30, 2021

The following notes describe the pro forma adjustments made to the consolidated statements of operations of Precision Optics Corporation, Inc (“POC”) and Lighthouse Imaging, LLC (“LHI”) for the three months ended September 30, 2021 as though POC acquired the LHI net assets as of July 1, 2020. Prior to the acquisition of LHI by POC there were no intercompany transactions between the companies.

Note 1. POC entered into a $2,600,000 term loan with Main Street Bank to partially fund the LHI net asset purchase. The interest that would have been incurred in the three-month period ending September 30, 2021 would have been $26,464. The $750,000 earn for year two was recorded at present value. The imputed income related to this transaction for the three months ended September 30, 2021 was $8,906. These two expenses have been added to the pro forma statement of operations. Lighthouse incurred interest expense of $16,417 related to a related party note that was excluded from the asset purchase. This expense has been removed from the pro forma statement of operations.

Note 2. Although fixed assets were written up by $28,806 their fair market value the resulting depreciation assuming a five year useful life is lower than the actual depreciation recorded during this period therefore there is a reduction added to this pro forma statement of operations. POC did not assume the Goodwill LHI was holding at the time of the transaction, therefore $27,375 of amortization for the three-months ended September 30, 2021 was added back to the pro forma statement of operations.

Note 3. LHI was incurring a management fee related to certain administrative functions provided by Anania & Associates. POC does not plan to incur any additional costs to provide these management services therefore the amount therefore the expense was removed from the pro forma statement of operations.

Note 4. LHI received Other Income from the receipt of the Employee Retention Tax Credit. POC did not assume this asset and therefore the income relating to the receipt of this credit has been removed from the pro forma statement of operations.

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